UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, Dc 20549

_______________________

SCHEDULE 14A

_______________________

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. ____)

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On Track Innovations Ltd.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

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ON TRACK INNOVATIONS LTD.
NOTICE OF THE 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 13, 2020

You are hereby notified that the 2020 Annual General Meeting (the “Meeting”) of Shareholders of On Track Innovations Ltd. (the “Company”), will be held on Thursday, August 13, 2020, at 10:00 A.M., Israel time, at our offices, Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200. However, we are actively monitoring developments with regard to the coronavirus, or COVID-19, and it is possible that the Meeting may be held solely by means of remote communication. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable. We intend to hold the Meeting for the following purposes:

1.      To consider and approve by a non-binding advisory vote, the compensation of our named executive officers, as described in the accompanying proxy statement;

2.      To conduct an advisory vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers;

3.      To appoint Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited (“PwC”), as the Company’s independent registered public accounting firm to serve until the 2021 annual general meeting of shareholders, and to authorize the Company’s Board of Directors (the “Board”), upon the recommendation of our Audit Committee, to determine the remuneration of PwC in accordance with the volume and nature of their services;

4.      To approve a framework for an insurance policy for such directors and officers of the Company (“D&O Insurance Policy”), as described in the accompanying proxy statement, for a period of three years commencing as of August 2020, as described in the accompanying proxy statement; and

5.      To present the financial statements of the Company for the fiscal year ended December 31, 2019.

The Board recommends that you vote in favor of items 1, 3 and 4 above and “EVERY THREE YEARS” for item 2 above. No vote is required for item 5.

Record Date and Right to Vote

The Board has fixed the close of business on Monday, July 6, 2020, as the record date for the Meeting (“Record Date”). Subject to the provisions of Israeli law and the Company’s Amended and Restated Articles of Association (the “Articles of Association”), only shareholders on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

All shareholders that are entitled to notice and to vote at the Meeting are cordially invited to attend the Meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares as of the Record Date (“Proof of Ownership”). If you do not have either an admission ticket or Proof of Ownership, you will not be admitted to the Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to be held on August 13, 2020:
The proxy statement, proxy card and Annual Report to shareholders for the year ended December 31, 2019 are also available at http://www.otiglobal.com/agm and on our proxy agent’s website at www.proxyvote.com.
Shareholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to
On Track Innovations Ltd., Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200, attention: CFO.

Your vote is important regardless of the number of shares you own. You may vote by telephone or over the Internet on our proxy agent’s website at www.proxyvote.com until the Cut-Off Date (as defined below) by following the instructions included on the enclosed proxy card. If you are not voting by phone or Internet, the Company requests that you complete, sign, date and return the enclosed proxy card without delay and no later than the Cut-Off Date described below in the enclosed postage-paid return envelope, even if you now plan to attend the Meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Chief Executive Officer of the Company, or by attending the Meeting and voting in person. We will not be able to count a proxy card unless we receive it at our principal executive offices at Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200, or at the office of our proxy agent, Broadridge Financial Solutions Inc. at Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717, in the enclosed envelope, by Monday, August 10, 2020 at 10:00 A.M. Israel time, which is August 10, 2020 at 3:00 A.M. Eastern Time (the “Cut-Off Date”).

IMPORTANT:    If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares, otherwise your broker, nominee or other institution may have the right to vote on the matters contained in the proxy pursuant to its sole discretion. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board,
/s/ James Scott Medford
James Scott Medford Chairman of the Board of Directors

July 9, 2020

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please sign, date and return your proxy promptly and no later than the Cut-Off Date, in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

ON TRACK INNOVATIONS LTD.
Hatnufa 5, Yokneam Industrial Zone
Yokneam, Israel, 2069200

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy card are being sent by On Track Innovations Ltd. (the “Company,” “our,” “us” or “we”) to the holders of record of the Company’s outstanding ordinary shares on July 6, 2020 (the “Record Date”). The Record Date has been fixed by the Company’s Board of Directors as described hereunder. The accompanying proxy is being solicited by the Board of Directors of the Company (the “Board”), for use at our 2020 Annual General Meeting (the “Meeting”), to be held on Thursday, August 13, 2020, at 10:00 A.M. Israel time, at our offices, Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200 and at any adjournment or postponement thereof. However, we are actively monitoring developments with regard to the coronavirus, or COVID-19, and it is possible that the Meeting may be held solely by means of remote communication. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the Meeting as promptly as practicable. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of the Ordinary Shares held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed July 6, 2020 as the Record Date for the Meeting. Only shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On July 6, 2020, there were 53,824,377 outstanding Ordinary Shares. Each Ordinary Share is entitled to one vote per share. Subject to the provisions of Israeli law and pursuant to the Articles of Association of the Company, no business may be transacted at any shareholder meeting unless a quorum is present when the meeting begins. The quorum required for a meeting of shareholders is at least two shareholders present in person or by proxy, holding in the aggregate at least one third (33 1/3%) of the issued and outstanding Ordinary Shares as of the Record Date (the “Quorum”). Abstentions will not be counted with respect to the items below, but will be counted in determining if a Quorum is present.  Broker non-votes, as defined below, are counted in determining if a Quorum is present.

All Ordinary Shares represented in person or by valid proxies received by the Company prior to the Cut-Off Date (as defined below), and not revoked, will be voted as specified in the proxies or voting instructions. Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.  Because Items No. 1, 2 and 4 in this proxy statement are non-routine proposals, your broker, bank or other agent will not be entitled to vote on these proposals without your instructions. Item No. 3 is a routine proposal, so your broker, bank or other agents will be entitled to vote on that proposal without your instruction. No vote is required for Item No. 5.

Any shareholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Chief Executive Officer, by submitting a duly executed proxy bearing a later date, but not after the Cut-Off Date, or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

We will not be able to count a proxy card unless we receive it at our principal executive offices at Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200, or at our proxy agent, Broadridge Financial Solutions Inc. at Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717, in the enclosed envelope, by Monday, August 10, 2020, at 10:00 A.M. Israel time, which is Monday, August 10, 2020 at 3:00 A.M. Eastern Time (“Cut-Off Date”). You may also vote by telephone or over the Internet on our proxy agent’s website at www.proxyvote.com until the Cut-Off Date by following the instructions included on the enclosed proxy card.

Our website address and our proxy agent’s website address are included several times in this proxy statement as textual references only, and the information in these websites is not incorporated by reference into this proxy statement.

ITEM NO. 1 — ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”)

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related rules of the Securities and Exchange Commission (the “SEC”), we are including a proposal subject to shareholder vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers (as defined below) listed in the Summary Compensation Table as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.  To learn more about our executive compensation, see “Compensation of Directors and Executive Officers” elsewhere in this proxy statement.

Our Compensation Policy for our Named Executive Officers and other officers is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our shareholders. The following is a summary of the primary components of our Named Executive Officers’ compensation. We urge our shareholders to review the “Compensation of Directors and Executive Officers” section of this proxy statement and related compensation tables for more information.

One component of our compensation program is base compensation or salary. We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. Generally, the base salary established for an individual Named Executive Officer reflects many inputs, including our Chief Executive Officer’s assessment of the Named Executive Officer’s performance, the level of responsibility of the Named Executive Officer, and competitive pay levels based on salaries paid to employees with similar roles and responsibilities at our peer group companies.

Another component of our compensation program is cash bonuses. We structure our cash bonus award program to reward Named Executive Officers for our Company’s successful performance, and for each individual’s contribution to that performance.

A third component of our compensation program is equity awards. We grant share options to our Named Executive Officers in order to align their interests with the interests of our shareholders by tying the value delivered to our Named Executive Officers to the value of our Ordinary Shares. We also believe that share option grants to our Named Executive Officers provide them with long-term incentives that will aid in retaining executive talent by providing opportunities to be compensated through the Company’s performance and rewarding executives for creating shareholder value over the long-term.

At our 2019 annual meeting of shareholders held on May 14, 2019, we provided our shareholders with the opportunity to cast a non-binding advisory vote on executive compensation. Over 80% of the votes cast on this “say-on-pay vote” were voted in favor of the proposal. We have considered the say-on-pay vote and we believe that strong support from our shareholders for the say-on-pay vote indicates that our shareholders are supportive of our approach to executive compensation. In the future, we will continue to consider the outcome of our say-on-pay votes when making compensation decisions regarding the Named Executive Officers. At our extraordinary shareholders meeting held in May 2014, our shareholders also voted in favor of the proposal to hold say-on-pay votes annually. We are conducting the next advisory vote on the frequency of the Company’s say-on-pay votes at the Meeting, as specified in Item No. 2 below.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee of our Board will evaluate whether any actions are necessary to address the concerns of shareholders.

Our Board believes that the information provided in this proxy statement demonstrates that our Named Executive Officer compensation is designed to provide incentives and rewards for both our short-term and long-term performance, and is structured to motivate the Company’s Named Executive Officers to meet our strategic objectives, thereby maximizing total return to shareholders.

Therefore, it is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion set forth in this proxy statement.”

Required Vote

The affirmative vote of a majority of the Ordinary Shares voting on the matter is required to approve this resolution. Since abstentions are not considered votes cast, they will have no impact on the outcome of this proposal. Broker non-votes will not impact the results of the vote on executive compensation, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers, as described in the compensation tables and narrative discussion set forth in this proxy statement.

ITEM NO. 2 — ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“FREQUENCY VOTE”)

In accordance with the requirements of Section 14A of the Exchange Act and related rules of the SEC, we are seeking an advisory, non-binding determination from our shareholders as to the future frequency with which shareholders would have an opportunity to provide an advisory approval of our Named Executive Officers’ compensation (“say-on-pay” vote). We are providing shareholders the option of selecting a frequency of one, two or three years, or abstaining.

The Board presently believes that future “say-on-pay” votes should occur every three years. The Board’s recommendation of a frequency of three years is a change from the annual “say-on-pay” votes that the Company has been having since 2014. The reasons for the change in the Board’s recommendation from every one year to every three years are the following: (i) this is the first time since 2014, that the Company is required to seek an advisory vote on the frequency of the “say-on-pay” vote, in accordance with the applicable rules, and accordingly, the first time that the Board has an opportunity to reconsider the annual frequency that was determined back in 2014; (ii) the Israeli Companies Law, 5759-1999 (the “Companies Law”), which applies to the Company, is much more strict than the Delaware or other U.S. states’ corporate law with respect to the manner in which compensation of the office holders of a company is approved and, in general, requires the approval of the company’s shareholders for the compensation of the company’s directors, chief executive officer and, in certain cases, other officers, as well as an approval of the shareholders of a company of a compensation policy; (iii) the Board believes that a three-year cycle for the advisory vote on executive compensation will reduce the administrative, compliance and other corporate expenses associated with holding “say-on-pay” votes more frequently (e.g., every year or every two years); and (iv) a three-year cycle will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with the Company’s business and results of operation.

Based on the above, we request that you indicate your support for triennial advisory vote on the compensation of our Named Executive Officers.

The frequency vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Shareholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options.

Required Vote

The choice of frequency that receives the highest number of votes, from the holders of shares present in person or represented by proxy and entitled to vote, will be considered as the frequency that our shareholders are recommending for us to hold a non-binding, advisory vote on the compensation of our Named Executive Officers. Broker non-votes will not impact the results of the vote on the recommendation of frequency, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote for “EVERY THREE YEARS” as the frequency for an advisory vote on executive compensation.

ITEM NO. 3 — APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee and Board have recommended that PwC be re-appointed as our independent registered public accounting firm to perform the audit of our consolidated financial statements until the 2021 annual general meeting of shareholders. PwC confirmed that they have no relationship with the Company or with any affiliate of the Company, except as auditors. A representative of PwC is not expected to be present at the Meeting.

Shareholder approval of the appointment of PwC as our independent registered public accounting firm to serve until the 2021 annual general meeting of shareholders, is required under the Companies Law. Our Audit Committee and Board believe that such appointment is appropriate and in the best interests of the Company and its shareholders. Shareholder approval is further necessary under the Companies Law in order to delegate the authority to fix the remuneration of our independent registered public accounting firm. Subject to the approval of this proposal, the Board, with the recommendation of our Audit Committee, will fix the remuneration of PwC in accordance with the volume and nature of their services to the Company.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to appoint Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited (“PwC”), to serve as our independent registered public accounting firm until the 2021 annual general meeting of shareholders, and to authorize the Board, upon the recommendation of our Audit Committee, to determine the remuneration of PwC, in accordance with the volume and nature of their services.”

Required Vote

The affirmative vote of a majority of the Ordinary Shares voting on the matter is required to approve this resolution. Since abstentions are not considered votes cast, they will have no impact on the outcome of this proposal. Because this is a routine matter, there will not be any broker non-votes.

The Board recommends a vote FOR the approval of the appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited (“PwC”), as our independent registered public accounting firm to serve until the 2021 annual general meeting of shareholders, and the authorization of the Board, upon the recommendation of our Audit Committee, to determine the remuneration of PwC in accordance with the volume and nature of their services.

ITEM NO. 4 — APPROVAL OF A FRAMEWORK FOR A COMPANY’S
DIRECTORS AND OFFICERS INSURANCE POLICY

In order to induce individuals to serve as directors and officers of the Company, it is critical that the Company maintain adequate directors and officers insurance. Therefore, the Company believes that it is necessary to continue to procure insurance for its directors and officers.

At the Meeting, the Company’s Shareholders will be asked to approve a framework for an insurance policy for such directors and officers of the Company (“D&O Insurance Policy”), as described below, for a period of three years commencing as of August 2020.

It is proposed that the Company shall be entitled to purchase a D&O Insurance Policy for the directors and officers currently in office and other directors and officers as may be elected and/or appointed from time to time, including those who are controlling shareholders in the Company and their relatives (as such terms are defined in the Companies Law), all subject to the following terms:

(i)     A liability coverage of up to $20 million for a single claim and for the entire period of the insurance and an annual premium of up to $250,000 with a 15% increase per year and with a deductible that shall not exceed $2,500,000 per claim;

(ii)    The Company shall be entitled to purchase “run off” coverage for a period of up to seven years. The total premium for the run off coverage for the entire period of the insurance shall not exceed 300% of the last paid annual premium and the deductible shall not exceed $2,500,000 per claim;

(iii)   The Company may extend the insurance policy in place to include coverage for liability pursuant to a public offering of securities, provided that the additional premium for such extension of liability coverage shall not exceed 50% of the current annual premium;

(iv)   All insurance policies that will be purchased as aforesaid may include entity coverage for securities claims, insuring the Company itself for claims filed against the Company for the violation of laws regulating securities. This coverage shall include priorities for payment of any insurance benefits according to which the rights of the directors and officers to receive indemnity from the insurers shall take precedence over the right of the Company itself; and

(v)    The Company shall be entitled to purchase any of the above insurances, including extending existing insurance policies, with the same insurer or another insurer, in Israel or abroad, provided that the terms of engagement are in arm’s length and that such engagement is not expected to have a material effect on the Company’s profitability, assets or liabilities.

The terms of the existing insurance policy (i.e., before approval of the above, if approved) of the directors and officers of the Company, is within the limitations of the terms included in the Company’s proposal set forth above. The Compensation Committee and the Board, who wish to adhere to the terms of the existing insurance policy (i.e., before approval of the above, if approved) of the directors and officers of the Company, have already approved this proposal and that the terms of the D&O Insurance Policy for all directors and officers (including the directors designated by Jerry L. Ivy, Jr., a controlling shareholder of the Company) are (i) within the limitations set forth in the Compensation Policy of the Company, and (ii) identical and on market terms and may not materially affect the Company’s profitability, assets or liabilities. The D&O Insurance Policy will cover the incumbent directors and officers of the Company, as well as directors and officers of the Company that will be appointed in the future, from time to time.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to approve a framework for an insurance policy for such directors and officers of the Company, as described in the proxy statement, for a period of three years commencing as of August 2020, as described in this proxy statement.”

Required Vote

Approval of Proposal 4 requires the affirmative vote of shareholders present in person or by proxy and holding our Ordinary Shares amounting in the aggregate to at least a majority of the votes actually cast with respect to such proposal, in accordance with the provisions of Section 270(3) of the Companies Law and Section 1B(A)(5) of the Israeli Companies Regulations (Relief in Transactions with Interested Parties), 5760- 2000. Since abstentions are not considered votes cast, they will have no impact on the outcome of this proposal. Broker non-votes will not impact the results of the vote on this proposal, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the approval of the D&O Insurance Policy, as described in the proxy statement, for a period of three years commencing as of August 2020, as described in this proxy statement.

ITEM NO. 5 — PRESENTATION OF 2019 FINANCIAL STATEMENTS

The Company’s financial statements for the year ended December 31, 2019, are contained in our Annual Report on Form 10-K available at www.sec.gov (the contents of the SEC’s website are not part of this proxy statement).

At the Meeting, the Company will review the audited consolidated financial statements for the year ended December 31, 2019 and will answer appropriate questions relating thereto.

No vote will be required regarding this item.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, to the best knowledge and belief of the Company, as of July 6, 2020 (unless provided herein otherwise), with respect to holdings of our Ordinary Shares by (1) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Ordinary Shares outstanding as of such date; (2) each of our directors; (3) each of our Named Executive Officers (specified below); and (4) all of our current directors and executive officers as a group.

Unless otherwise indicated below, all information with respect to the ownership of any of the below shareholders has been furnished by such shareholder and we believe that the persons named in the table have sole voting and sole investment power with respect to all of the shares shown as owned, subject to community property laws, where applicable. The shares owned by the directors and executive officers include the shares owned by their family members to which such directors and executive officers disclaim beneficial ownership, as provided for below. If a shareholder has the right to acquire shares by exercising options currently exercisable or exercisable within 60 days of the date of this table, these shares are deemed outstanding for the purpose of computing the percentage owned by the specific shareholder (that is, they are included in both the numerator and the denominator), but they are disregarded for the purpose of computing the percentage owned by any other shareholder.

The information in the table below is based on 53,824,377 Ordinary Shares outstanding as of July 6, 2020 and reflects number of shares owned. Unless otherwise indicated, the address of each of the individuals named below is: c/o On Track Innovations Inc., Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200.

Name of beneficial owner	Position	Number of Ordinary Shares Beneficially Owned	% of Class of Ordinary Shares
William C. Anderson III(1)	Director	2,080,000	3.9%
Leonid Berkovich	External Director	—	—
Eran Gilad	Director	—	—
Sandra Bjork Hardardottir(2)	Director	511,203	*
James Scott Medford(3)	Director	530,000	*
Donna Seidenberg Marks(4)	External Director	60,000	*
Michael Shanahan	Director	—	—
Michael Soluri(5)	Director	20,000	*
Yehuda Holtzman	Chief Executive Officer	—	—
Shlomi Cohen	Former Chief Executive Officer	—	—
Assaf Cohen(6)	Chief Financial Officer	75,000	*
Nehemia Itay(7)	VP Hardware Engineering	15,000	*
Amir Eilam(8)	VP Research & Development	20,000	*
All current directors and executive officers as a group persons)		3,276,203	6.1%
5% Shareholders
Jerry L. Ivy, Jr.(9)	Shareholder	15,288,680	28.4%

____________

(*)      Less than 1%

(1)      Includes 2,060,000 Ordinary Shares held by Mr. Anderson and includes options held by Mr. Anderson to purchase 20,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(2)      Includes 511,203 Ordinary Shares held by Ms. Hardardottir. Such shares are also included in the Ordinary Shares held by Mr. Jerry L. Ivy, Jr., as detailed in footnote 9 below.

(3)      Includes 510,000 Ordinary Shares held by Mr. Medford and includes options held by Mr. Medford to purchase 20,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(4)      Consists of options held by Ms. Seidenberg Marks to purchase 60,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(5)      Consists of options held by Mr. Soluri to purchase 20,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(6)      Consists of options held by Mr. Cohen to purchase 75,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(7)      Consists of options held by Mr. Itay to purchase 15,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(8)      Consists of options held by Mr. Eilam to purchase 20,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(9)      Information is based solely on Schedule 13D/A filed by Mr. Jerry L. Ivy, Jr. with the SEC on May 8, 2020 and consists of 13,997,575 Ordinary Shares held by Mr. Ivy and 1,291,105 Ordinary Shares held by other parties to such Schedule 13D/A (out of which 779,902 Ordinary Shares are held by Ms. Marlene V. Ivy and 511,203 Ordinary Shares are held by Ms. Hardardottir). Mr. Ivy’s address is 1003 Lake St. #301, Kirkland, WA 98033.

Deadline and Procedures for Submitting Board of Directors Nominations

Subject to our Articles of Association and the Companies Law, a shareholder wishing to nominate a candidate for election to the Board at the next Annual Meeting is required to give written notice containing the required information specified above addressed to the Board, c/o Company Chief Executive Officer, On Track Innovations Ltd., Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company no later than the time required by the Companies Law.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive and financial officers and all of our employees. The Code of Business Conduct and Ethics is publicly available on our website at http://investors.otiglobal.com and we will provide, at no charge, a written copy thereof upon written request made to us.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation earned during the years ended December 31, 2019 and 2018 by (i) our Chief Executive Officer; (ii) our former Chief Executive Officer; (iii) our Chief Financial Officer; (iv) our VP Hardware Engineering; and (v) our VP Research & Development. We refer to the persons listed in (i) through (v) collectively as the Named Executive Officers. Certain of these officers are included solely to comply with Israeli law.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock-based Awards ($)(2)	Non-equity Incentive Plan Compensation ($)	All other Compensation ($)(3)	Total ($)
Yehuda Holtzman	2019	28,194	—	—	—	7,873	36,067
Chief Executive Officer(4)

Shlomi Cohen	2019	289,919	—	—	—	235,615	525,534
Former Chief Executive Officer(5)	2018	419,524	36,351	65,000	259,550	71,479	851,904

Assaf Cohen	2019	152,018	—	13,650	28,054	44,799	238,521
Chief Financial Officer and former Interim Chief Executive Officer(6)	2018	104,754	2,643	6,000	19,861	38,385	171,643

Nehemia Itay	2019	167,129	—	—	—	44,052	211,182
VP Hardware Engineering(7)	2018	162,629	2,033	—	19,521	43,680	227,863

Amir Eilam	2019	150,688	—	—	—	48,213	198,901
VP Research & Development(8)	2018	143,547	—	—	33,158	47,288	223,993

____________

(1)      Salary payments which were in NIS were translated into U.S. Dollars according to the annual average exchange rate of NIS 3.56 per U.S. Dollar in 2019 and NIS 3.59 per U.S. Dollar in 2018.

(2)      The fair value recognized for the 2018 option awards was determined as of the grant date in accordance with FASB ASC Topic 718 (see Note 10B to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018). The fair value recognized for the 2019 option awards was determined as of the grant date in accordance with FASB ASC Topic 718 (see Note 11C to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019).

(3)      This cost reflects social benefits (as required under applicable Israeli law), car expenses and termination payments.

(4)      The 2019 “All Other Compensation” of Mr. Holtzman, as shown in the table above, is comprised of $1,788 of car expenses and $6,085 of social benefits.

(5)      The 2019 “All Other Compensation” of Mr. Cohen, as shown in the table above, is comprised of $20,704 of car expenses, $33,973 of social benefits and $180,938 of termination payments. The 2018 “All Other Compensation” of Mr. Cohen, as shown in the table above, is comprised of $20,529 of car expenses and $50,950 of social benefits. Effective August 1, 2019, Mr. Cohen is no longer the Chief Executive Officer of the Company.

(6)      The 2019 “All Other Compensation” of Mr. Cohen, as shown in the table above, is comprised of $17,169 of car expenses and $27,630 of social benefits. The 2018 “All Other Compensation” of Mr. Cohen, as shown in the table above, is comprised of $16,579 of car expenses and $21,806 of social benefits.

(7)      The 2019 “All Other Compensation” of Mr. Itay, as shown in the table above, is comprised of $17,169 of car expenses and $26,883 of social benefits. The 2018 “All Other Compensation” of Mr. Itay, as shown in the table above, is comprised of $17,024 of car expenses and $26,656 of social benefits.

(8)      The 2019 “All Other Compensation” of Mr. Eilam, as shown in the table above, is comprised of $17,169 of car expenses and $31,044 of social benefits. The 2018 “All Other Compensation” of Mr. Eilam, as shown in the table above, is comprised of $17,024 of car expenses and $30,264 of social benefits.

All of the incumbent Named Executive Officers mentioned in the table above and our directors are entitled to acceleration of the vesting of any unvested share options and restricted shares in the event of a change of control of the Company.

Pension, Retirement or Similar Benefit Plans

Except as required by applicable law (relating to severance payments to Israeli employees), and except for an acceleration of unvested options granted to our directors and officers in the event of a change of control of the Company, none of our current officers or employees are entitled to receive any payments upon termination of employment.

Executive Officers Compensation Policy

In accordance with the Companies Law, we adopted a Compensation Policy in 2013, which was thereafter amended by our Compensation Committee of the Board, approved by our Board and recommended to our shareholders and approved thereby at our annual general meeting held on December 15, 2016. As reported on the Company’s Current Report on Form 8-K filed on September 30, 2019, the proposal to amend the Compensation Policy of the Company that was included in the Company’s Proxy Statement filed with the SEC on August 23, 2019 was not approved by the general meeting of shareholders of the Company (the “2019 General Meeting”) as the proposal did not receive the requisite majority required under the Companies Law. Notwithstanding the above, under the Companies Law, the board of directors of a company has the right to overrule the resolution of the general meeting of the company’s shareholders to not approve proposed changes to the company’s compensation policy, if certain conditions are being met. Accordingly, and pursuant to the Companies Law, on November 5, 2019, the Board approved the same proposed amendments to the Compensation Policy, as were included in the Company’s Proxy Statement filed on August 23, 2019. Prior to such approval, the Compensation Committee of the Company and thereafter the Board, discussed the suggested amendments to the Compensation Policy, and determined that notwithstanding the outcome of the 2019 General Meeting, the approval of the amendments to the Compensation Policy is in the Company’s best interest.

The Compensation Policy sets rules and guidelines with respect to our compensation strategy for executive officers, and is designed to provide for the retention of, and to attract, highly qualified executives. The Compensation Policy is designed to balance competitive compensation of executive officers with our financial resources, while creating appropriate incentives considering, inter alia, risk management factors arising from our business, executive compensation benchmarks used in the industry, our size (including without limitation, sales volume and number of employees), the nature of our business and our then-current cash flow situation, in order to promote our long-term goals, work plan, policies and the interests of our shareholders.

The Compensation Policy is designed to allow us to create a full compensation package for each of our executives based on common principles. With respect to variable compensation components, the Compensation Policy is designed to allow us to consider each executive’s contribution in achieving our short-term and long-term strategic goals and in maximizing its profits from a long-term perspective and in accordance with the executive’s position.

The Compensation Policy further provides for an annual performance bonus payable to executive officers. The payment of such bonus is tied to long-term corporate performance, rather than short-term stock market performance. Bonuses are paid in accordance with specific performance targets and based, among others, upon the following factors: (i) the Company’s achievement of certain financial performance metrics, consisting of annual revenue targets, EBITDA target, each based on our annual budget; (ii) achievement by the respective executive of certain predetermined objectives; and (iii) other discretionary considerations, taking into account tangible and intangible performance factors, including the executive’s relative contribution to the Company.

Bonus payments shall not exceed, in the case of a Chief Executive Officer, an aggregate amount equivalent to twelve months’ base salary, and for other executive officers, an aggregate amount equivalent to six months’ base salary.

Employment Agreements

We maintain written employment and related agreements with all of our current executive officers. These agreements provide for monthly salaries and contributions by us to executive insurance and vocational studies funds. The employment agreements of certain executive officers provide for the achievement of an annual bonus, as described above. In addition, we may decide to grant our executive officers share options from time to time. All of our executive officers’ employment and related agreements contain provisions regarding noncompetition, confidentiality of information and assignment of inventions. The enforceability of covenants not to compete in Israel is unclear.

We have the following written agreements and other arrangements concerning compensation with our current executive officers:

(1)    Agreement with Yehuda Holtzman.    We have an employment agreement with Mr. Holtzman, which provides that Mr. Holzman will serve as the Chief Executive Officer of the Company, in consideration of a monthly gross salary of NIS 76,000 (approximately $22,000 based on current exchange rates) and other standard benefits. Mr. Holtzman also received options to purchase 450,000 Ordinary Shares and receives 100,000 options on an annual basis to promote retention and as an incentive, all subject to vesting requirements. The issuance of such options is subject to the discretion and approval of both the Company’s Compensation Committee and the Board of Directors. The options granted under the employment agreement shall fully accelerate upon the consummation of an M&A Transaction (as defined in the employment agreement). According to the employment agreement, Mr. Holtzman is eligible to receive an annual bonus in an amount of up to 10 months’ gross base salary. The employment agreement is for an unlimited duration, provided that each party may terminate it without cause upon serving the other party a written notice of 90 days, prior to termination.

(2)    Agreement with Assaf Cohen.    We have an employment agreement with Mr. Cohen, which provides that Mr. Cohen will serve as Chief Financial Officer of the Company and our subsidiaries, in consideration of a monthly gross salary (effective August 1, 2019 and as described below NIS 45,000; between January 1, 2019 and July 31, 2019 NIS 35,000; between March 1, 2018 and December 31, 2018 NIS 30,000) and other standard benefits. Mr. Cohen also receives grants of options on an annual basis to promote retention and as an incentive, subject to vesting requirements. The issuance of such options is subject to the discretion and approval of both the Company’s Compensation Committee and the Board of Directors. According to the employment agreement, Mr. Cohen is eligible to receive an annual bonus in an amount up to 4 months’ gross base salary (and up to 6 months’ gross base salary for 2020, as detailed below). The employment agreement is for an unlimited duration, provided that each party may terminate it without cause upon serving the other party a written notice of six months (formerly was three months), prior to termination. Effective August 1, 2019, as approved by our Board and Compensation Committee, and pursuant to the amendment to Mr. Cohen’s employment agreement dated September 30, 2019, Mr. Cohen’s monthly gross salary is NIS 45,000 and the abovementioned written notice for termination is six months. In addition, pursuant to the amendment to Mr. Cohen’s employment agreement, as also approved by the Company’s shareholders, Mr. Cohen received a lump sum bonus, in the amount of NIS 100,000, for his services as the Interim Chief Executive Officer of the Company. On March 17, 2020, our Compensation Committee and Board approved an increase in Mr. Cohen’s 2020 maximum annual bonus from 4 months’ to 6 months’ gross base salary.

Outstanding Equity Awards at Fiscal Year-End

The following table shows options to purchase our Ordinary Shares outstanding on December 31, 2019, held by each of our Named Executive Officers.

Number of Securities Underlying Unexercised

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Yehuda Holtzman(1)	__	__	__	__

Shlomi Cohen(2)	—	—	—	—

Assaf Cohen(3)	10,000	—	$0.74	11/11/2020
	15,000	—	$1.07	11/30/2021
	10,000	5,000	$1.21	11/28/2022
	6,666	13,334	$0.84	11/27/2023
	—	100,000	$0.38	8/13/2024

Nehemia Itay(4)	15,000	—	$1.07	11/30/2021

Amir Eilam(5)	5,000	—	$1.68	01/01/2020
	20,000	—	$1.07	11/30/2021

____________

(1)      On April 14, 2020, 100,000 options were granted to Mr. Holtzman under the Company’s Amended and Restated 2001 Stock Option Plan, as amended to date (the “Plan”). The options vest in three equal annual installments, commencing January 1, 2021. Also on April 14, 2020, 450,000 options were granted to Mr. Holtzman under the Plan. The options vest in three equal annual installments, commencing November 25, 2020.

(2)      All the options granted to Mr. Cohen under the Plan have been forfeited as a result of Mr. Cohen’s resignation from the Company.

(3)      On November 11, 2015, 10,000 options were granted to Mr. Cohen under the Plan. The options vest in three equal annual installments, commencing November 11, 2016. On November 30, 2016, 15,000 options were granted to Mr. Cohen under the Plan. The options vest in three equal annual installments, commencing November 30, 2017. On November 28, 2017, 15,000 options were granted to Mr. Cohen under the Plan. The options vest in three equal annual installments, commencing November 28, 2018. On November 27, 2018, 20,000 options were granted to Mr. Cohen under the Plan. The options vest in three equal annual installments, commencing November 27, 2019. On August 13, 2019, 100,000 options were granted to Mr. Cohen under the Plan. The options vest in three equal annual installments, commencing August 13, 2020.

(4)      On November 30, 2016, 15,000 options were granted to Mr. Itay under the Plan. The options vest in three equal annual installments, commencing November 30, 2017.

(5)      On January 1, 2015, 15,000 options were granted to Mr. Eilam under the Plan, of which 10,000 options were exercised by Mr. Eilam as of December 31, 2019. The options vest in three equal annual installments, commencing January 1, 2016. On December 15, 2016, 20,000 options were granted to Mr. Eilam under the Plan. The options vest in three equal annual installments, commencing November 30, 2017.

Director Compensation for 2019

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who was not a Named Executive Officer during the fiscal year ended December 31, 2019:

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
William C. Anderson III	31,908	—	31,908
Eran Gilad	6,445	4,782	11,227
Donna Seidenberg Marks	33,001	6,200	39,201
James Scott Medford	27,535	—	27,535
Michael Soluri	33,001	—	33,001

____________

(1)      This column represents the sums that our non-executive directors received according to the Israeli regulations as an annual fee as well as for attending Board and Board committee meetings.

(2)      The fair value recognized for the 2019 option awards was determined as of the grant date in accordance with FASB ASC Topic 718 (see Note 11C to our consolidated financial statements included in our Annual Report on Form 10-K).

As of December 31, 2019, our directors held options to purchase our Ordinary Shares as follows:

Name	Aggregate number of shares Underlying stock options
William C. Anderson III	30,000
Eran Gilad	30,000
Donna Seidenberg Marks	80,000
James Scott Medford	30,000
Michael Soluri	30,000

During 2019, we reimbursed our directors for expenses incurred in connection with attending board meetings and committee meetings and provide the following compensation for directors: annual compensation of $17,840; meeting participation fees of $925 per in-person meeting; meeting participation by telephone of $555 per meeting; and $463 per written resolution.

Our executive directors do not receive additional separate compensation for their service on the Board or any committee of the Board. During 2019, our non-executive directors were reimbursed for their expenses for each board meeting, and committee meeting attended and in addition received the foregoing compensation with respect to attendance at such meetings. The aggregate amount paid by us to our non-executive directors for their service during 2019 was $141,163.

See “Security Ownership of Certain Beneficial Owners and Management” for information on beneficial ownership of our shares by our directors and executive officers. We have no outstanding loans to any of our directors or executive officers.

Under the Companies Law, an External Director is entitled to compensation as provided in regulations adopted under the Companies Law and is otherwise prohibited from receiving any other compensation, directly or indirectly, in connection with services provided as an External Director.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length.

We have entered into employment agreements with all of our executive officers as mentioned above and indemnification agreements with all of our executive officers and directors. In addition, we have granted options to purchase our Ordinary Shares to our directors and executive officers, as mentioned elsewhere in this proxy statement.

Other than described above, and except for (i) the share purchase agreement (the “Purchase Agreement”) dated December 23, 2019 by and among the Company, Jerry L. Ivy, Jr. Descendants’ Trust (“Ivy”), and two of our directors, Mr. Anderson and Mr. Medford, and (ii) two of our directors, Mr. Shanahan and Ms. Hardardottir, who were designated by Ivy pursuant to the Share Purchase Agreement, none of our directors, executive officers or shareholders holding more than 5% of our outstanding Ordinary Shares, or members of any such person’s immediate family, has any relationship with the Company besides serving as directors or executive officers.

Agreements with Directors and Officers

We have entered into employment agreements with all of our executive officers as mentioned above and indemnification agreements with all of our executive officers and directors. In addition, we have granted options to purchase our Ordinary Shares to our directors and executive officers, as mentioned elsewhere in this proxy statement.

Other than described above and except for the Purchase Agreement, none of our directors, executive officers or shareholders holding more than 5% of our outstanding shares, or members of any such person’s immediate family, has any relationship with the Company besides serving as directors or executive officers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have engaged PwC, as our principal independent registered public accounting firm until the 2020 annual general meeting. Under Item No. 3 above, we are seeking shareholder approval to appoint PwC until our 2021 annual general meeting.

Our Audit Committee is generally responsible for the oversight of our independent auditors’ work. The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services, as further described below. The Audit Committee sets forth the basis for its pre-approval in detail, listing the particular services or categories of services which are pre-approved, and setting forth a specific budget for such services. Additional services may be pre-approved by the Audit Committee on an individual basis. Once services have been pre-approved, our independent registered public accounting firm and our management then report to the Audit Committee on a periodic basis regarding the extent of services actually provided in accordance with the applicable pre-approval, and regarding the fees for the services performed.

Our Audit Committee pre-approved all audit and non-audit services provided to us and to our subsidiaries during the periods listed below. The Audit Committee approves discrete projects on a case-by-case basis that may have a material effect on our operations and also considers whether proposed services are compatible with the independence of the independent auditors.

Pursuant to our pre-approval policy, the Audit Committee pre-approves and delegates to our Chairman of the Board the authority to approve the retention of ad-hoc audit and non-audit services from our independent auditors, beyond the scope approved by the Audit Committee as part of the annual audit plan.

Principal Accountant Fees and Services

The following fees were billed by PwC and affiliate firms for professional services rendered thereby for the year ended December 31, 2019 and by Somekh Chaikin, a member firm of KPMG International and affiliate firms for professional services rendered thereby for the year ended December 31, 2018 (in thousands):

	2019	2018
Audit Fees(1)	$155	$171
Audit-Related Fees(2)	—	4
Tax Fees(3)	$6	$16
All Other Fees(4)	$5	—
Total	$166	$191

____________

(1)      The audit fees for the years ended December 31, 2019 and 2018, are the aggregate fees billed or billable (for the year) for the professional services rendered for the audits of our 2019 and 2018 annual consolidated financial statements, review of consolidated quarterly financial statements of 2019 and 2018, and services that are normally provided in connection with statutory audits of us and our subsidiaries, consents and assistance with review of documents filed with the SEC.

(2)      Audit-related fees for fiscal year 2018 consisted primarily of agreed upon procedures reports.

(3)      Tax fees are the aggregate fees billed (in the year) for professional services rendered for tax compliance and tax advice other than in connection with the audit.

(4)      All other fees are fees billed for accounting standard procedure.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Shareholders who wish to present proposals appropriate for consideration at our 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) must submit the proposal in proper form consistent with our Articles of Association and applicable law to us at our address as set forth on the first page of this proxy statement and in accordance with the applicable regulations under Rule 14a-8 of the Exchange Act by March 9, 2021, in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to the 2021 Annual Meeting. Shareholders who wish to present proposals appropriate for consideration at the 2021 Annual Meeting outside of Rule 14a-8 must submit the proposal in proper form consistent with our Articles of Association and applicable law to us at our address as set forth on the first page of this proxy statement by May 24, 2021 in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to the 2021 Annual Meeting. Any such proposals should contain the name and record address of the shareholder, the number of Ordinary Shares beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be required to be included in the proxy statement file with the SEC if such shareholder was a participant in the solicitation subject to Section 14 of the Exchange Act. The proposal, as well as any questions related thereto, should be directed to our Chief Executive Officer.

If a shareholder submits a proposal after the last date applicable under our Articles of Association and applicable law but still wishes to present the proposal at our 2021 Annual Meeting (but not in our proxy statement), the proposal, which must be presented in a manner consistent with our Articles of Association and applicable law, must be submitted to our Chief Executive Officer in proper form at the address set forth above so that it is received by our Chief Executive Officer no later than seven days after notice for such meeting.

We did not receive notice of any proposed matter to be submitted by shareholders for a vote at this Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board and received in respect of this Meeting will be voted in the discretion of our management on such other matter which may properly come before the Meeting.

SHAREHOLDERS SHARING THE SAME ADDRESS

Only one set of proxy materials may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to the Company’s Chief Financial Officer, Mr. Assaf Cohen, by e-mail addressed to assaf@otiglobal.com, by mail addressed to c/o Company Chief Financial Officer, On Track Innovations Ltd., Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200, or by telephone at +011 972-4-6868000. Shareholders sharing an address and currently receiving a single copy may contact the Chief Financial Officer as described above to request that multiple copies be delivered in future years. Shareholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting the Chief Financial Officer as described above.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE AND NOT LATER THAN MONDAY, AUGUST 10, 2020, AT 10:00 A.M. ISRAEL TIME (3:00 A.M. EASTERN TIME) IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By order of the Board,
/s/ James Scott Medford
James Scott Medford Chairman of the Board of Directors

Yokneam, Israel

July 9, 2020

ON TRACK INNOVATIONS LTD. HATNUFA 5 YOKNEAM INDUSTRIAL ZONE YOKNEAM, ISRAEL 2069200

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until Monday, August 10, 2020 at 10:00 A.M. Israel Time, which is Monday, August 10, 2020 at 3:00 A.M. Eastern Time (“Cut-Off Date”). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until the Cut-Off Date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it no later than the Cut-Off Date in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You may also return the signed and dated proxy card to our principal executive offices at Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200 no later than the Cut-Off Date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ON TRACK INNOVATIONS LTD.

The Board of Directors recommends you vote FOR proposals 1, 3 and 4 and “3 Years” for proposal 2.

1.	To consider and approve by a non-binding advisory vote, the compensation of our named executive officers, as described in the accompanying proxy statement.	For ☐	Against ☐		Abstain ☐

2.	To indicate, on an advisory basis, the preferred frequency of shareholders advisory votes on the compensation of our named executive officers.	1 Year ☐	2 Years ☐	3 Years ☐	Abstain ☐

3.

To appoint Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited (“PwC”), to serve as our independent registered public accounting firm until the 2021 annual meeting of shareholders, and to authorize the Company’s board of directors, upon the recommendation of our Audit Committee, to determine the remuneration of PwC in accordance with the volume and nature of their services.

		For ☐	Against ☐		Abstain ☐

4.

To approve a framework for an insurance policy for such directors and officers of the Company, as described in the accompanying proxy statement, for a period of three years commencing as of August 2020, as described in the accompanying proxy statement.

		For ☐	Against ☐		Abstain ☐
Please indicate if you plan to attend this meeting.	Yes ☐	No ☐

Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.
A copy of the Notice and Proxy Statement are also available at the On Track Innovations Ltd. website at
http://www.otiglobal.com/agm

If you have not voted by phone or internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

ON TRACK INNOVATIONS LTD.
Annual Meeting of Shareholders
August 13, 2020
THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ON TRACK INNOVATIONS LTD.

The undersigned shareholder of On Track Innovations Ltd. (the “Company”) hereby appoints Yehuda Holtzman and Assaf Cohen, or either of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the Annual Meeting of Shareholders of the Company (the “Shareholders Meeting”) to be held at the Company’s offices at Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200 on Thursday, August 13, 2020, at 10:00 a.m., Israel Time, and any adjournment thereof (subject to the below), to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Shareholders Meeting with all powers possessed by the undersigned if personally present at the Shareholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth on the reverse side. The undersigned hereby acknowledges that the Company is actively monitoring developments with regard to the coronavirus, or COVID-19, and it is possible that the Shareholders Meeting may be held solely by means of remote communication. In the event it is not possible or advisable to hold the Shareholders Meeting in person, the Company will announce alternative arrangements for the Shareholders Meeting as promptly as practicable. The undersigned hereby acknowledges receipt of the Notice of an Annual Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO PROPOSALS NO. 1, 2, 3 AND 4 SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS NO. 1, 3 AND 4 AND “3 YEARS” FOR PROPOSAL NO. 2.

Continued and to be signed on the reverse side